SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2003

                  The CIT Group Securitization Corporation III
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          333-64529                                    51-0374926
  (Commission File Number)                  (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code: (973) 535-3512

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Schulte Roth & Zabel LLP, counsel to the Registrant, in connection with the proposed offering of the CIT Home Equity Loan Trust 2003-1, Home Equity Loan Asset Backed Certificates, Series 2003-1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.                     Description
-----------                     -----------

5.1                             Legality Opinion of Schulte Roth & Zabel LLP

8.1                             Tax Opinion of Schulte Roth & Zabel LLP

23.1                            Consent of Schulte Roth & Zabel LLP (included in
                                Exhibits 5.1 and 8.1)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    The CIT Group Securitization
                                                    Corporation III

                                                    By: /s/ Frank Garcia
                                                        ------------------------

                                                    Name:  Frank Garcia
                                                    Title: Senior Vice President

Dated: March 21, 2003